1A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 4 | I NVESTOR P R ES ENTAT I ON

2A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 4 | F O R WA R D LO O K I N G S TAT E M E N T S This document includes forward-looking statements. These forward-looking statements are based on Alpha's expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. These factors are difficult to predict accurately and may be beyond Alpha's control. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: • the financial performance of the company; • our liquidity, results of operations and financial condition; • our ability to generate sufficient cash or obtain financing to fund our business operations; • depressed levels or declines in coal prices; • railroad, barge, truck, port and other transportation availability, performance and costs; • changes in domestic or international environmental laws and regulations, and court decisions, including those directly affecting our coal mining and production and those affecting our customers’ coal usage, including potential climate change initiatives; • steel and coke producers switching to alternative energy sources such as natural gas, renewables and coal from basins where we do not operate; • our ability to obtain or renew surety bonds on acceptable terms or maintain our current bonding status; • worldwide market demand for coal and steel, including demand for U.S. coal exports, and competition in coal markets; • attracting and retaining key personnel and other employee workforce factors, such as labor relations; • our ability to self-insure certain of our black lung obligations without a significant increase in required collateral; • our ability to meet collateral requirements for, and fund, employee benefit obligations; • our costs of complying with health and safety regulations, including but not limited to MSHA’s new silica regulations; • inflationary pressures on supplies and labor and significant or rapid increases in commodity prices; • disruptions in delivery or changes in pricing from third-party vendors of key equipment and materials that are necessary for our operations, such as diesel fuel, steel products, explosives, tires and purchased coal; • our ability to consummate financing or refinancing transactions, and other services, and the form and degree of these services available to us, which may be significantly limited by the lending, investment and similar policies of financial institutions and insurance companies regarding carbon energy producers, the environmental impacts of coal combustion or other factors; • our ability to execute our share repurchase program; • failures in performance, or non-performance, of services by third-party contractors, including contract mining and reclamation contractors; • cybersecurity attacks or failures, threats to physical security, extreme weather conditions or other natural disasters; • the imposition or continuation of barriers to trade, such as tariffs; • increased volatility and uncertainty regarding worldwide markets, seaborne transportation and our customers as a result of developments in and around Ukraine and the Middle East; • changes in, renewal or acquisition of, terms of and performance of customers under coal supply arrangements and the refusal by our customers to receive coal under agreed-upon contract terms; • reductions or increases in customer coal inventories and the timing of those changes; • our production capabilities and costs; • our ability to obtain, maintain or renew any necessary permits or rights; • inherent risks of coal mining, including those that are beyond our control; • changes in, interpretations of, or implementations of domestic or international tax or other laws and regulations, including the Inflation Reduction Act of 2022 and its related regulations; • our relationships with, and other conditions affecting, our customers, including the inability to collect payments from our customers if their creditworthiness declines; • our indebtedness as we may incur it from time to time; • reclamation and mine closure obligations; and • our assumptions concerning economically recoverable coal reserve estimates. Forward-looking statements in this document or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Alpha to predict these events or how they may affect Alpha. Except as required by law, Alpha has no duty to, and does not intend to, update or revise the forward-looking statements in this document or elsewhere after the date this document is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this document may not occur. See Alpha’s filings with the U.S. Securities and Exchange Commission for more information. Third Party Information: This presentation, including certain forward-looking statements herein, includes information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third-party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third-party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our filings with the U.S. Securities and Exchange Commission. We assume no obligation to revise or update this third-party information to reflect future events or circumstances.

SAFELY PRODUCING A CRITICAL PRODUCT FOR BUILDING MODERN SOCIETY



SAFE PRODUCTION

WE BELIEVE IN OPERATING SAFELY AND ETHICALLY. EVERY EMPLOYEE IS EMPOWERED TO ELIMINATE AT-RISK BEHAVIORS.

With customers in 25 countries and significant port capacity, Alpha Metallurgical Resources (NYSE: AMR) reliably supplies metallurgical products to the global steel industry. Alpha operates 21 mines and controls approximately 316 million tons of coal reserves and 514 million tons of in situ coal resources.

Our metallurgical coal is used in the coke-making process, which ultimately creates the steel that serves as a basis for modern society across the globe. Steel is used in infrastructure like roads, bridges, building construction, vehicles and household appliances. Near-term projections suggest that global demand for coal used to produce high-quality steel is expected to continue surpassing supply.*

*Source: Wood Mackenzie

AMR INVESTOR PRESENTATION
AUGUST 2024 | 3

4A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 4 | India has accounted for ~37% of Alpha’s export sales over the past 5 years. Sources: World Steel Association & Wood Mackenzie Global Steel Demand In 0 0 0 s of m et ric to ns In 0 0 0 s of m et ric to ns G LO B A L S T E E L D E M A N D G R OW T H E X P E C T E D TO CO N T I N U E Projected Crude Steel Production in India through 2050 100 150 200 250 300 350 400 450 50 20 26 20 28 20 30 20 32 20 34 20 36 20 38 20 40 20 42 20 44 20 46 20 48 20 50 20 24 +4.1% CAGR1,782 1,763 1,815 1,600 1,650 1,700 1,750 1,800 1,850 1,900 2021 2022 2023 2024E 2025E 1,839 1,793 +1%

STEEL AND COAL ARE CRITICAL TO SUPPLYING THE WORLD WITH ENERGY



Metallurgical coal remains an essential input for steel production, requiring around **0.78 tons** of coal to make one ton of steel using the blast furnace process.

Steel is used in all areas of renewable energy.

Biomass: Steel is used extensively in agriculture.

Solar: Steel is used as a base for solar thermal panels and in pumps, tanks and heat exchangers.

Wave and Tidal: A steel pile is the main component of a tidal turbine in tidal energy systems. It's also used to fabricate wave energy devices.

Hydroelectric: Steel is needed to reinforce concrete dams.

Wind: Almost every component of a wind turbine is made of steel, from the foundation to the tower, gears and casings.





Average Vehicle
900kg steel



Wind Turbine (inland)
225-285t steel



Each MW of Wind Power
120-180t steel



Each MW of Solar Power
35-45t steel

Sources: World Steel Association and ArcelorMittal

AMR INVESTOR PRESENTATION
AUGUST 2024 | 5

ALPHA AT A GLANCE – SELECT NUMERICAL HIGHLIGHTS



ALPHA

IS THE LARGEST AND MOST DIVERSE U.S. MET COAL PRODUCER. WE ARE COMMITTED TO EXCELLENCE IN EVERY ASPECT OF OUR WORK.

16.7 Million Tons of Coal Produced in 2023	**$3.5 Billion** Coal Revenues in 2023	**303 Million** Tons Met Reserves	**509 Million** Tons In Situ Met Resources	**25** Countries Received Alpha Coal	**65%** DTA Ownership*
21 Mines	**9** Prep Plants	**4,160** Employees	**4.5 Million** Trees Planted	**9,900** Acres Reclaimed	**99.9%** Water Quality Compliance Rate

Note: Metrics as of 12/31/23 unless otherwise noted. Employee, mine and plant data as of 6/30/24. Trees planted data and acres reclaimed data since 2016. *Dominion Terminal Associates, Newport News, Virginia

AMR INVESTOR PRESENTATION
AUGUST 2024 | 6

ALPHA POSITIONED TO DELIVER LONG TERM VALUE



LARGEST U.S. MET PRODUCER

Accounts for 1/5 of total U.S. met coal production. A diverse portfolio of coal qualities and majority ownership of DTA export facility in Newport News, VA allow for global reach.

FINANCIAL STRENGTH

Successfully completed refinancing of our ABL, securing superior terms. Focused on capital projects that support operational excellence, growth and long-term value.

SHAREHOLDER VALUE

Demonstrated focus on consistently creating long-term shareholder value. Returning capital to investors exclusively through share repurchases.

EXCELLENCE & RELIABILITY

Industry veterans with the largest, most diverse portfolio of mines. Award-winning performance in safety and environmental stewardship. Known for customer service and reliability.

LEADERSHIP VISION

Visionary leadership team with extensive industry experience and commitment to long-term company strength. Focus on creating successful outcomes in the near-term and long-term.

AMR INVESTOR PRESENTATION
AUGUST 2024 | 7

8A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 4 | Alpha Accounts for 20% of Total U.S. Metallurgical Coal Production(1) Well-Balanced Met Quality Mix (2) 36% HVA 26% HVB 23% MV 15% LV Diversified Shipment Mix (2) 20% 80% (1) Source: Energy Ventures Analysis Coal Production Report, totaling 72.4 Million Tons for 2023. (2) For full-year 2023 shipments, by tonnage. 71% Export 29% Domestic Alpha 2023 Production Rest of 2023 U.S. Met Coal Production L A R G E S T A N D M O S T D I V E R S E D O M E S T I C M E TA L LU R G I C A L COA L S U P P L I E R

DIVERSIFIED MINE PORTFOLIO PROVIDES OPTIONALITY AND LONGEVITY

	2023 Production	Marketable Coal Reserves	In Situ Coal Resources[1]	Mines	Preparation Plants
Mid West Virginia Underground	4.1 million tons Met 0.1 million tons Thermal	127 million tons	218 million tons	Black Eagle Road Fork 52 Horse Creek Eagle Panther Eagle Checkmate Powellton	Kepler (900 TPH) Mammoth (1,200 TPH) Chess Processing (2,200 TPH) Marfork (2,400 TPH)
Mid West Virginia Surface	3.6 million tons Met 1.4 million tons Thermal	62 million tons	35 million tons	Workman Creek North** Workman Creek South** Kingston #2 Kingston North** Kingston South** Glen Alum	Kingston (700 TPH)
West Virginia Southeast	3.2 million tons Met 0.2 million tons Thermal	58 million tons	217 million tons	Jerry Fork Eagle Cedar Grove No. 3 Lynn Branch Davy Branch Rolling Thunder	Power Mountain (1,200 TPH) Bandmill (1,200 TPH)
Virginia	4.0 million tons Met 0.1 million tons Thermal	69 million tons	44 million tons	Deep Mine 41 Deep Mine 44 Bear Ridge Upper Banner* 88 Strip** Long Branch**	McClure (1,100 TPH) Toms Creek (1,100 TPH)
	16.7 million tons	**316 million tons**	**514 million tons**	**21 mines**	**9 preparation plants**

* Contractor mine
** Surface mine
Note: List of mines as of 6/30/24.
Production, reserves and resources as of 12/31/23.

(1) For more details on expected recoverability rates for In Situ Coal Resources, see the Properties section of Alpha's 10-K filing.

AMR INVESTOR PRESENTATION | 9
AUGUST 2024

1 0A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 4 | *Does not include potential dilutive effect of unvested equity awards (81,302), net of share settling for exercise/vesting costs. (1) Net of (144,427), (81,287), and (4,290) shares repurchased from employees to satisfy the employees’ statutory tax withholdings upon vesting of stock grants in 2024, 2023, and 2022, respectively. Share Repurchase Program (Growth in Board Authorizations) AMR Basic Share Count (March 9, 2022 – July 31, 2024)* C R E AT I N G S H A R E H O L D E R VA LU E As of July 31, 2024, the company had repurchased ~6.6 million shares pursuant to the Share Repurchase Program for a total of ~$1.1 billion. 18,580,143 13,016,010 615,833 450,569 6,630,535 0 5,000,000 10,000,000 15,000,000 20,000,000 Beginning 3/9/22 Warrant shares Equity Awards(1) Repurchases Ending 7/31/24

1 1A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 4 | 81.9$100 $260 $80 $0 $60 $20 $200 $120 $160 $40 $140 $180 $220 $240 $280 192.4 In m ill io ns 245.4 2018A 2019A 2020A 2021A 2022A 2023A 154.0 $21 Million Carryover $171 Million Maintenance Capex Alpha’s Capital Expenditures $33 Million Development Projects D I S C I P L I N E D C A P I TA L E X P E N D I T U R E S W I T H A B I L I T Y TO A DJ U S T TO M A R K E T N E E D S 61.5 164.3 83.3 225.0 2024E* CAPEX PROJECT HIGHLIGHT *Midpoint of guidance. Alpha is entering the development phase of Kingston Sewell, a new underground mine in Fayette County, West Virginia, that will produce a low-volatile product. With surface site development and slope excavation underway, we expect to mine the first production cuts in late 2025.

1 2A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 4 | 3.09 3.04 2.63 2.37 2.21 1.78 2022 2023 2024 YTD*(1) Coal Industry Average Total Reportable Incident Rate (TRIR) 2.20 2.23 1.92 1.05 1.30 0.89 2022 2023 2024 YTD*(1) Non-Fatal Days Lost (NFDL) S A F E T Y D R I V E S O U R C U LT U R E A N D CO N T I N U O U S I M P R OV E M E N T Alpha * AMR record (1) 2024 YTD data represents January – March, the most recent available timeframe from MSHA for coal industry averages.

1 3A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 4 | CO N C LU S I O N

1 4A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 2 0 2 4 |Appendix

PROJECTED FUTURE CASH OUTFLOWS

Cash Outflows (US$ millions)	2024E	2025E	2026E	2027E
Asset Retirement Obligations (1)	33.9	44.4	26.8	32.8
Pension Obligations (2)	12.3	20.0	16.0	16.0
Capital Contributions to Equity Affiliates (3)	48.4	*	*	*
Total Cash Outflows	**$94.6**	**$64.4**	**$42.8**	**$48.8**

Note: Obligations presented are as of June 30, 2024, unless otherwise noted, and represent long-term liabilities related to asset retirement obligations and pension obligations and the expected capital investments at our DTA export facility. The amounts estimated above may be affected by future obligations that we cannot currently predict.

(1) Cash flows exclude market risk premium and inflation.

(2) The pension obligations are based on the latest available data as of February 2024 and include the impact of the funding relief granted by the American Rescue Plan Act ("ARPA"), the application of the interest rate stabilization guidance under ARPA, and the impact of the merger of the three pension plans effective as of 12/31/2023. The contribution amounts are subject to change based on market performance and interest rate levels.

(3) The above payments reflect capital contributions to equity affiliates in connection with expected capital investments at our DTA export facility. The 2024 estimate includes both contributions to fund normal operations at our DTA export facility and expected capital investments related to the facility upgrades. Cash outflows for years beyond 2024 are still being determined.

AMR INVESTOR PRESENTATION | 15
AUGUST 2024

GUIDANCE AS OF JULY 24, 2024

Shipments (million tons)	Low	High
Metallurgical	15.5	16.5
Non-Metallurgical Byproduct	0.9	1.3
Met Segment - Total Shipments	16.4	17.8

Committed / Priced Volumes[(1)(2)(3)]	% Committed	Average Price ($/ton)
Metallurgical – Domestic		$161.38
Metallurgical – Export		$156.05
Metallurgical Total	71%	$157.97
Non-Metallurgical Byproduct	100%	$75.96
Met Segment	**73%**	**$150.36**

Cost per ton ($/ton) [(4)]	Low	High
Met Segment	$110.00	$116.00

Other Items *(US$ millions, except taxes)*	Low	High
SG&A[(5)]	$60	$66
Idle Operations Expense	$25	$33
Net Cash Interest Income	$2	$8
DD&A	$140	$160
Capital Expenditures	$210	$240
Capital Contributions to Equity Affiliates[(6)]	$40	$50
Tax Rate	10%	15%

(1) Based on committed and priced coal shipments as of July 24, 2024. Committed percentage based on the midpoint of shipment guidance range.
(2) Actual average per-ton realizations on committed and priced tons recognized in future periods may vary based on actual freight expense in future periods relative to assumed freight expense embedded in projected average per-ton realizations.
(3) Includes estimates of future coal shipments based upon contract terms and anticipated delivery schedules. Actual coal shipments may vary from these estimates.
(4) Note: The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP cost of coal sales per ton sold financial measures to the most directly comparable GAAP measures without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, GAAP cost of sales, is not accessible without unreasonable efforts on a forward-looking basis. The reconciling items include freight and handling costs, which are a component of GAAP cost of sales. Management is unable to predict without unreasonable efforts freight and handling costs due to uncertainty as to the end market and FOB point for uncommitted sales volumes and the final shipping point for export shipments. These amounts have varied historically and may continue to vary significantly from quarter to quarter and material changes to these items could have a significant effect on our future GAAP results.
(5) Excludes expenses related to non-cash stock compensation and non-recurring expenses.
(6) Includes contributions to fund normal operations at our DTA export facility and expected capital investments related to the facility upgrades.

AMR INVESTOR PRESENTATION
AUGUST 2024 | 16